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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
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                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) APRIL 22, 2004



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                             MEADE INSTRUMENTS CORP.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


            DELAWARE                       0-22183                95-2988062
(STATE OR OTHER JURISDICTION OF   (COMMISSION FILE NUMBER)      (IRS EMPLOYER
         INCORPORATION)                                      IDENTIFICATION NO.)

       6001 OAK CANYON, IRVINE, CA                                  92618
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                         (ZIP CODE)


                                 (949) 451-1450
               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE


                                 6001 OAK CANYON
                                IRVINE, CA 92618
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On April 22, 2004, Meade Instruments Corp. issued a press release announcing its operating results for the quarter and year-end periods ended February 29, 2004. A copy of the press release is furnished as Exhibit 99.1 to this report.







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                                   SIGNATURES

         PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

DATED:  APRIL 22, 2004              MEADE INSTRUMENTS CORP.







                                               /S/ MARK D. PETERSON
                                    --------------------------------------------
                                                 MARK D. PETERSON
                                    SENIOR VICE PRESIDENT AND GENERAL COUNSEL



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                                INDEX OF EXHIBITS


Number       Exhibit
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99.1          Press release, dated April 22, 2004, issued by Meade Instruments
              Corp.




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